UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 4, 2004

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-800-411-4932

Not applicable

(Former name or former address, if changed since last report)

Item 7	Financial Statements and Exhibits

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-103711) filed by Wells Fargo & Company with the Securities and Exchange Commission.

On June 4, 2004, Wells Fargo & Company issued its Notes Linked to the Wells Fargo Headline Commodity IndexSM due June 5, 2006.

The purpose of this Current Report is to file with the Securities and Exchange Commission the form of the Note related to such issuance and the consent of Faegre & Benson LLP, Wells Fargo & Company’s special tax counsel, to the use of its name under the caption “United States Federal Income Tax Consequences” in the prospectus supplement related to such issuance.

(c)	Exhibits

4.1	Form of Note Linked to the Wells Fargo Headline Commodity IndexSM due June 5, 2006.

23.1	Consent of Faegre & Benson LLP.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on June 4, 2004.

WELLS FARGO & COMPANY

By	/s/ Richard D. Levy
Richard D. Levy
Senior Vice President and Controller

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Index to Exhibits

Exhibit No.	Description	Method of Filing
4.1	Form of Note Linked to the Wells Fargo Headline Commodity IndexSM due June 5, 2006.	Electronic Transmission

23.1	Consent of Faegre & Benson LLP	Electronic Transmission

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